                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

     We consent to the incorporation by reference in the registration statement on Form S-8 of Nerox Energy Corporation of our report dated January 30, 1998 on our audit of the consolidated financial statements of Nerox Energy Corporation as of and for the year ended December 31, 1996, which report is included in the Annual Report on Form 10-K.

Date:  ___________________________          Hurley & Company

                                       By:  ____________________________________
                                            Michael B. Hurley, CPA
                                            President